SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Deutsche California Tax-Free Income Fund	Deutsche Massachusetts Tax-Free Fund	Deutsche Short-Term Municipal Bond Fund
Deutsche Intermediate Tax/AMT Free Fund	Deutsche New York Tax-Free Income Fund	Deutsche Strategic High Yield Tax-Free Fund
Deutsche Managed Municipal Bond Fund

The following information is added under the “MAIN INVESTMENTS” section within the “FUND DETAILS” section of each fund’s prospectus.

The fund may also invest in exchange-traded funds (ETFs). The fund’s investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.

The following disclosure is added under the “MAIN RISKS” section within the “FUND DETAILS” section of each fund's prospectus:

ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

Please Retain This Supplement for Future Reference

February 16, 2017
PROSTKR-784